SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: MAY 5, 2005

                            HYPERDYNAMICS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     000-25496                87-0400335
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                           9700 BISSONNET, SUITE 1700
                              HOUSTON, TEXAS 77036
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (713) 353-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM  8.01   OTHER EVENTS.

     On May 5, 2005, we began trading on the American Stock Exchange under symbol HDY.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     Exhibit 99.1    Press Release dated April 29, 2005
     Exhibit 99.2    Press Release dated May 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYPERDYNAMICS CORPORATION


Date:  May 6, 2005                      By:  /s/  Kent Watts
                                        -------------------------------
                                        Kent Watts, President, CEO, and
                                        Chief  Accounting  Officer


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